                                                                   EXHIBIT 10(B)

                                 AMENDMENT NO. 4

          AMENDMENT NO. 4, dated as of February 16, 2007 (this "Amendment"), by and among EDO Corporation (the "Borrower"), the Lenders party hereto and Citicorp USA, Inc., as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

          WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 4, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and the Administrative Agent; and

          WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent enter into this Amendment to amend the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

          2. Amendments. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

          (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions among the existing definitions set forth in such section in the appropriate alphabetical order:

          "'Amendment No. 4' shall mean the Amendment No. 4, dated as of February 16, 2007, by and among the Borrower, the Lenders party thereto and the Administrative Agent, to this Agreement."

          "'Amendment No. 4 Effective Date' shall mean the Effective Date (as defined in Amendment No. 4)."

          (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the pricing grid in clause
(b) thereof in its entirety to read as follows:

LEVERAGE RATIO                                      BASE RATE LOANS   EURODOLLAR RATE LOANS
--------------                                      ---------------   ---------------------
Greater than or equal to 4.5 to 1.0                       1.75%               2.75%
Less than 4.5 to 1.0 and equal to or greater than
   4.0 to 1.0                                             1.50%               2.50%

LEVERAGE RATIO                                      BASE RATE LOANS   EURODOLLAR RATE LOANS
--------------                                      ---------------   ---------------------
Less than 4.0 to 1.0 and equal to or greater than
   3.5 to 1.0                                             1.25%               2.25%
Less than 3.5 to 1.0 and equal to or greater than
   3.0 to 1.0                                             1.00%               2.00%
Less than 3.0 to 1.0 and equal to or greater than
   2.0 to 1.0                                             0.75%               1.75%
Less than 2.0 to 1.0 and equal to or greater than
   1.5 to 1.0                                             0.50%               1.50%
Less than 1.5 to 1.0 and equal to or greater than
   1.0 to 1.0                                             0.25%               1.25%
Less than 1.0 to 1.0                                      0.00%               1.00%

          (c) Section 2.1(b)(i) of the Credit Agreement is hereby amended by deleting the reference to "the first anniversary of the Amendment No. 3 Effective Date" in clause (A) of the proviso therein and replacing it with "the first anniversary of the Amendment No. 4 Effective Date".

          (d) Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "The Borrower shall maintain, on the last day of each Fiscal Quarter set forth below, a Leverage Ratio of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

       FISCAL QUARTER ENDING           MAXIMUM LEVERAGE RATIO
       ---------------------           ----------------------
December 31, 2005 to June 30, 2006          3.50 to 1.00
September 30, 2006                          4.50 to 1.00
December 31, 2006 to March 31, 2007         5.00 to 1.00
June 30, 2007 to March 31, 2008             4.50 to 1.00
June 30, 2008 to March 31, 2009             4.25 to 1.00
June 30, 2009 and each Fiscal Quarter
   thereafter                               4.00 to 1.00"

          (e) Section 5.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "The Borrower shall maintain a Fixed Charge Coverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below, for the four Fiscal Quarters ending on such day, of at least the minimum ratio set forth below opposite such Fiscal Quarter:

        FISCAL QUARTER ENDING            MINIMUM FIXED CHARGE COVERAGE RATIO
        ---------------------            -----------------------------------
December 31, 2005 to September 30, 2006              2.00 to 1.00
December 31, 2006                                    1.75 to 1.00
March 31, 2007 and each Fiscal Quarter
   thereafter                                        2.00 to 1.00"

          3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date the following conditions precedent have been satisfied (the "Effective Date"):

          (a) The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, the Administrative Agent and Lenders constituting the Requisite Lenders and (ii) the Consent and Affirmation, in the form attached hereto as Annex A, duly executed and delivered by each of the Guarantors.

          (b) The Administrative Agent shall have received (i) a Guarantee Supplement, in substantially the form of Exhibit A to the Guaranty, duly executed and delivered by CAS Inc., Impact Science & Technology, Inc. and NexGen Communications LLC (collectively, the "Additional Subsidiaries") and (ii) a Joinder Agreement, in substantially the form of Annex 2 to the Pledge and Security Agreement (the "Joinder Agreement"), together with all schedules thereto, duly executed and delivered by the Additional Subsidiaries.

          (c) The Administrative Agent shall have received all certificates, instruments and other documents representing all Pledged Stock and all Pledged Debt Instruments being pledged pursuant to the Joinder Agreement, together with
(i) in the case of certificated Pledged Stock, undated stock powers endorsed in blank and (ii) in the case of Pledged Debt Instruments, endorsements in blank.

          (d) The Administrative Agent shall have received a legal opinion from in-house counsel to the Borrower relating to the Additional Subsidiaries, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent.

          (e) The Administrative Agent shall have received evidence that the UCC-1 financing statement filed by Sovereign Bank with respect to Impact Science & Technology, Inc. has been terminated.

          (f) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          (g) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof.

          4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

          (a) (i) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and (iii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

          5. Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. This Amendment is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same provisions for any other date or purpose.

          6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent.

          7. Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

          9. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

          10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          11. Loan Document. This Amendment is a Loan Document.

          12. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                        EDO CORPORATION


                                        By: F.B. Bassett
                                            ------------------------------------
                                        Name: Frederic B. Bassett
                                              ----------------------------------
                                        Title: SR. VP, CFO and Treasurer
                                               ---------------------------------

                       [SIGNATURE PAGE TO AMENDMENT NO. 4]

                                        CITICORP USA, INC., as Administrative
                                        Agent and Lender


                                        By:  James M. Buchanan
                                            ------------------------------------
                                        Name:  James M. Buchanan
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                       [SIGNATURE PAGE TO AMENDMENT NO. 4]

                                    Bank Leumi USA


                                    By: /s/ Paul Tine
                                       -----------------------
                                    Name: Paul Tine
                                    Title: First Vice President




                   [SIGNATURE PAGE TO AMENDMENT NO. 4]

                                    Commerce Bank, NA

                                    By: /s/ Anthony Giovi
                                       -----------------------
                                    Name:  Anthony Giovi
                                    Title: Vice President


                   [SIGNATURE PAGE TO AMENDMENT NO. 4]

                                    CITIZENS BANK OF PENNSYLVANIA

                                    By: /s/ Derek T. Whitwer
                                       -----------------------
                                    Name:  Derek T. Whitwer
                                    Title: Vice President


                   [SIGNATURE PAGE TO AMENDMENT NO. 4]

                        Wachovia Bank, National Association

                        By: /s/ WILLIAM F. FOX
                            --------------------
                        Name:  William F. Fox
                        Title: Director




                      [SIGNATURE PAGE TO AMENDMENT NO. 4]

                        _______________________________
                        COMERICA BANK



                        By: /s/ SARAH R. WEST
                            ---------------------------
                        Name:  Sarah R. West
                        Title: Assistant Vice President






                      [SIGNATURE PAGE TO AMENDMENT NO. 4]

                        _______________________________
                        SOCIETE GENERALE



                        By: /s/ R.D. BOYD HARMAN
                            ---------------------------
                        Name:  R.D. Boyd Harman
                        Title: Vice President






                      [SIGNATURE PAGE TO AMENDMENT NO. 4]

                                                ---------------------------
                                                PNC BANK, N.A.

                                                By: /s/ Antonio Frasso
                                                   ----------------------
                                                Name:  Antonio Frasso
                                                Title: Vice President






                      [SIGNATURE PAGE TO AMENDMENT NO. 4]

                                                BANK OF AMERICA, N.A.

                                                By: /s/ Steven J. Melicharek
                                                   ----------------------
                                                Name: Steven J. Melicharek
                                                Title: SVP






                      [SIGNATURE PAGE TO AMENDMENT NO. 4]

                                                  The Bank of New York

                                                By: /s/ Kenneth P. Sneider Jr.
                                                -----------------------------
                                                 Name: Kenneth P. Sneider Jr.
                                                Title: Vice President







                         [Signature Page To Amendment No.4]

                               KEYBANK NATIONAL ASSOCIATION,
                               As Lender


                               By: /s/ SUSANNAH HARRIS
                                   ---------------------------
                               Name:  Susannah Harris
                               Title: Vice President




                   [SIGNATURE PAGE TO AMENDMENT NO. 4]

                               Sovereign Bank
                               --------------


                               BY:    /S/ ANTONIA BADOLATO
                                     -------------------------
                               Name:  Antonia Badolato
                               Title: Senior Vice President




                   [SIGNATURE PAGE TO AMENDMENT NO. 4]

                               Manufacturers and Traders Trust Company



                               By:    /S/ WILLIAM TERRAGLIO
                                     -------------------------
                               Name:  William Terraglio
                               Title: Vice President








                     [ SIGNATURE PAGE TO AMENDMENT NO.4]

                               REGIONS BANK


                               BY:   /S/ BERKIN ISTANBULLUOGLU
                                    --------------------------
                               Name:  Berkin Istanbulluoglu
                               Title: AVP








                     [SIGNATURE PAGE YO AMENDMENT NO.4]

                               -------------------------------
                               National City Bank

                               By:    /S/ SUSAN S. CALLAHAN
                                     -------------------------
                               Name:  Susan S. Callahan
                               Title: Vice President




                   [SIGNATURE PAGE TO AMENDMENT NO. 4]

                                                      JP Morgan Chase Bank, N.A.
                                                      __________________________

                                                      JP Morgan Chase Bank, N.A.



                                                    By:/s/ David W. Christiansen
                                                       _________________________

                                                    Name: David W. Christiansen
                                                   Title: Vice President







                         [Signature Page To Amendment No.4]

                            CONSENT AND AFFIRMATION

Each Guarantor hereby consents to the Amendment No. 4 (the "Amendment") to which this Consent and Affirmation is attached and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment) to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

Consented to and agreed as of
the date of the Amendment:

DARLINGTON INC.
EDO AEROTECH LIMITED (UK)
EDO ARTISAN INC.
EDO COMMUNICATIONS AND COUNTERMEASURES SYSTEMS INC.
EDO MBM TECHNOLOGY LIMITED
EDO MTECH INC.
EDO PROFESSIONAL SERVICES INC.
EDO RECONNAISSANCE AND SURVEILLANCE SYSTEMS, INC.
EDO RUGGED SYSTEMS LIMITED
EDO (UK) LIMITED
EDO WESTERN CORPORATION
EVI TECHNOLOGY LLC
FIBER INNOVATIONS, INC.
SPECIALTY PLASTICS, INC.
CAS INC.
IMPACT SCIENCE & TECHNOLOGY, INC.
NEXGEN COMMUNICATIONS LLC


By: /s/ FREDERIC B. BASSETT
    ----------------------------
Name:  Frederic B. Bassett
Title: SR. VP, CFO and Treasurer



                          [SIGNATURE PAGE TO CONSENT]

                                     ANNEX A

                             CONSENT AND AFFIRMATION

Each Guarantor hereby consents to the Amendment No. 4 (the "Amendment") to which this Consent and Affirmation is attached and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment) to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

Consented to and agreed as of
the date of the Amendment:

DARLINGTON INC.
EDO AEROTECH LIMITED (UK)
EDO ARTISAN INC.
EDO COMMUNICATIONS AND COUNTERMEASURES SYSTEMS INC.
EDO MBM TECHNOLOGY LIMITED
EDO MTECH INC.
EDO PROFESSIONAL SERVICES INC.
EDO RECONNAISSANCE AND SURVEILLANCE SYSTEMS, INC.
EDO RUGGED SYSTEMS LIMITED
EDO (UK) LIMITED
EDO WESTERN CORPORATION
EVI TECHNOLOGY LLC
FIBER INNOVATIONS, INC.
SPECIALTY PLASTICS, INC.
CAS INC.
IMPACT SCIENCE & TECHNOLOGY, INC.
NEXGEN COMMUNICATIONS LLC


By: F.B. Bassett
    ---------------------------------
Name:  Frederic B. Bassett
      -------------------------------
Title: SR. VP, CFO and Treasurer
       ------------------------------